EXHIBIT 99.2

                 Form of Section 906 Certification

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                 PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Annual Report of NMXS.com, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Report"), I, Teresa Dickey, Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Teresa Dickey
Teresa Dickey
Principal Financial Officer

Date:  April 15, 2003